Supplement to

Calvert Variable Series, Inc.

 Prospectuses and Summary Prospectuses

for

 Calvert VP Small Cap Growth Portfolio

Calvert VP SRI Equity Portfolio

Calvert VP Income Portfolio

each dated April 30, 2013

Date of Supplement: December 12, 2013

The Board of Directors (the “Board”) for Calvert Variable Series, Inc. (“CVS”) and Calvert Variable Products, Inc. (“CVP”) has approved a resolution to reorganize each Merging Portfolio identified in the table below into the applicable Acquiring Portfolio identified in the column on the right (each, a “Reorganization”).

Merging Portfolio	Acquiring Portfolio
Calvert VP Small Cap Growth Portfolio	Calvert VP Russell 2000 Small Cap Index Portfolio
Calvert VP SRI Equity Portfolio	Calvert VP S&P 500 Index Portfolio
Calvert VP Income Portfolio	Calvert VP Investment Grade Bond Index Portfolio

Each Merging Portfolio is a series of Calvert Variable Series, Inc. and each Acquiring Portfolio is a series of Calvert Variable Products, Inc.

The Board has recommended approval of each Reorganization by Portfolio shareholders.  In February 2014, a Prospectus/Proxy Statement will be mailed to Portfolio shareholders that will contain additional information about each Reorganization and voting instructions.  If a Reorganization is approved by the shareholders of the related Merging Portfolio, that Merging Portfolio will be merged into the related Acquiring Portfolio on or about April 30, 2014.  If your variable annuity contract, variable life insurance policy, qualified pension plan or qualified retirement plan (each, an “Account”) remains invested in shares of a Merging Portfolio at the time the applicable Reorganization is consummated, your Portfolio shares will be replaced by shares of the related Acquiring Portfolio (which, in the case of Calvert VP Russell 2000 Small Cap Index Portfolio, will be Class I Shares), and thereafter the value of your Account will depend on the performance of that Acquiring Portfolio rather than the Merging Portfolio.  The number of Acquiring Portfolio shares you receive will depend on the value of your Merging Portfolio shares at the time the merger takes place.

Each Reorganization is an independent transaction that may be consummated even if the shareholders of another Merging Portfolio do not approve the related Reorganization.